

<ARTICLE> 5
<LEGEND>
This financial data schedule is submitted in accordance with Regulation S-K item
601(c)(2). This schedule contains summary financial information extracted from Form 10-Q for the six month period ended June 30, 2000 and is qualified in its entirety by reference to such financial statements.
</LEGEND>
<MULTIPLIER> 1,000

<PERIOD-TYPE>                   6-MOS
<FISCAL-YEAR-END>                          DEC-31-2000
<PERIOD-START>                             JAN-01-2000
<PERIOD-END>                               JUN-30-2000
<CASH>                                          16,655
<SECURITIES>                                    21,663
<RECEIVABLES>                                   84,466
<ALLOWANCES>                                    25,859
<INVENTORY>                                          0
<CURRENT-ASSETS>                               104,387<F1>
<PP&E>                                       4,227,871
<DEPRECIATION>                                 591,254
<TOTAL-ASSETS>                               4,473,959
<CURRENT-LIABILITIES>                          383,992<F2>
<BONDS>                                      3,401,538
<PREFERRED-MANDATORY>                                0
<PREFERRED>                                         41
<COMMON>                                           699
<OTHER-SE>                                     632,890
<TOTAL-LIABILITY-AND-EQUITY>                 4,473,959
<SALES>                                        336,690
<TOTAL-REVENUES>                               336,690
<CGS>                                                0
<TOTAL-COSTS>                                  197,825
<OTHER-EXPENSES>                                     0
<LOSS-PROVISION>                                 3,341
<INTEREST-EXPENSE>                             122,656
<INCOME-PRETAX>                                 65,308
<INCOME-TAX>                                       153
<INCOME-CONTINUING>                             66,030
<DISCONTINUED>                                       0
<EXTRAORDINARY>                                    722
<CHANGES>                                            0
<NET-INCOME>                                    65,155
<EPS-BASIC>                                        .84
<EPS-DILUTED>                                      .83

<F1>Current assets include cash, unrestricted marketable securities, current portion of accounts and notes receivable and prepaid expenses and deposits.
<F2>Current liabilities include the current portion of long-term debt and accounts payable, accrued expenses and other liabilities.

